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                                                                     Exhibit 4.1

COMMON SHARES                                                   COMMON SHARES
  NUMBER                                                            SHARES

               [UNIVERSAL ACCESS GLOBAL HOLDINGS INC. LOGO]   CUSIP 902580 10 9
                                                              SEE REVERSE FOR
                                                                 DEFINITIONS

                      UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $0.01 PER SHARE, OF

                      UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

Dated:

                                     [SEAL]

/s/ Scott D. Fehlan                                   /s/ Patrick C. Shutt

      SECRETARY                                               PRESIDENT

COUNTERSIGNED AND REGISTERED:
         WELLS FARGO BANK MINNESOTA, N.A.
                  TRANSFER AGENT AND REGISTRAR
                       AUTHORIZED SIGNATURE

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                      UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preference and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM --  as tenants in common
     TEN ENT --  as tenants by the
                 entireties
     JT TEN  --  as joint tenants with
                 right of survivorship
                 and not as tenants in
                 common

     UNIF GIFT MIN ACT --             Custodian
                          ---------------------------------
                             (Cust)                  (Minor)
                          under Uniform Gifts to Minors Act
                                             (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________________ hereby sell, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________ Shares
of Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated                                        X
     --------------------------------        ---------------------------------
                                             THE SIGNATURE TO THIS ASSIGNMENT
In presence of                               MUST CORRESPOND WITH THE NAME AS
                                   NOTICE:   WRITTEN UPON THE FACE OF THE
X                                            CERTIFICATE IN EVERY PARTICULAR,
 ------------------------------------        WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

By
  -----------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN UNIVERSAL ACCESS, INC. AND WELLS FARGO BANK MINNESOTA, N.A., AS THE RIGHTS AGENT, DATED AS OF JULY 31, 2000 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE RIGHTS, DUTIES AND OBLIGATIONS OF UNIVERSAL ACCESS, INC. UNDER THE RIGHTS AGREEMENT HAVE BEEN ASSUMED BY UNIVERSAL ACCESS GLOBAL HOLDINGS INC., AND A COPY OF THE RIGHTS AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF UNIVERSAL ACCESS GLOBAL HOLDINGS INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. UNIVERSAL ACCESS GLOBAL HOLDINGS INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.